UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 03, 2026

MarineMax, Inc.

(Exact name of Registrant as Specified in Its Charter)

Florida	1-14173	59-3496957
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Brooker Creek Boulevard
Oldsmar, Florida		34677
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 727 531-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	HZO	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below in Item 5.07 of this Current Report on Form 8-K, on March 3, 2026, the shareholders of MarineMax, Inc. (the “Company”) approved an amendment to its 2021 Stock-Based Compensation Plan (the “Plan”) to increase the number of shares available for issuance under the Plan by 415,000 shares.

A description of the material terms of the Plan is set forth in Proposal No. 3 in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on January 21, 2026, and such description is incorporated by reference herein. The summary above is qualified in its entirety by reference to the full text of the Plan, as amended, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 3, 2026, the Company held its Annual Meeting to consider and vote upon the following proposals: (1) to elect three directors, each to serve for a three-year term expiring in 2029; (2) to approve (on an advisory basis) the Company’s executive compensation (“say-on-pay”); (3) to approve an amendment to our 2021 Stock-Based Compensation Plan to increase the number of shares available for issuance under that plan by 415,000 shares; and (4) to ratify the appointment of KPMG LLP, an independent registered public accounting firm, as the independent auditor of the Company for the fiscal year ending September 30, 2026.

Proposal 1: To elect three directors, each to serve for a three-year term expiring in 2029.

Nominee	For	Against	Abstain	Broker Non-Votes
William Brett McGill	13,942,834	4,266,909	2,942	2,408,357
Odilon Almeida	15,866,497	2,300,069	46,119	2,408,357
Daniel Schiappa	16,016,030	2,190,405	6,250	2,408,357

Proposal 2: To approve (on an advisory basis) the Company’s executive compensation (“say-on-pay”).

For	Against	Abstain	Broker Non-Votes
13,838,107	1,536,192	2,838,386	2,408,357

Proposal 3: To approve an amendment to our 2021 Stock-Based Compensation Plan to increase the number of shares available for issuance under that plan by 415,000 shares.

For	Against	Abstain	Broker Non-Votes
13,732,171	1,627,312	2,853,202	2,408,357

Proposal 4: To ratify the appointment of KPMG LLP, an independent registered public accounting firm, as the independent auditor of the Company for the fiscal year ending September 30, 2026.

For	Against	Abstain	Broker Non-Votes
19,511,049	205,500	904,493	0

Each of the director nominees and Proposals 2, 3, and 4 received the necessary votes in favor to be adopted by the Company’s shareholders at the Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amended and Restated 2021 Stock-Based Compensation Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MarineMax, Inc.

Date:	March 3, 2026	By:	/s/ Michael H. McLamb
Name: Michael H. McLamb Title: Executive Vice President, Chief Financial Officer and Secretary